                                                          Inception: May 2, 1988
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
INDEPENDENCE INVESTMENT LLC                                             D. Nolan
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 41.99%, underperforming its customized benchmark.

..    On November 1st, the Fund's benchmark was changed from a primarily GDP weighted benchmark to a market capitalization weighted benchmark (the MSCI All Country World Free ex-US Index). This index provides broad exposure to both developed and emerging market equities.

..    The Fund's investment objective is to track the long-term performance of broad-based equity indices of foreign companies in developed and emerging markets as measured by the MSCI All Country World Free ex-US Index.

..    The manager seeks to track the performance of its benchmark by investing in a representative sample of issues selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics of the index, including country and sector exposures.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-Year Period)

             International
             Equity Index    International Equity
                 Fund         Index Benchmark(1)
             -------------   ----------------------
12/31/1993     10,000.00           10,000.00
 1/31/1994     13,320.64           14,421.38
 2/28/1994     13,165.42           14,383.89
 3/31/1994     12,478.86           13,766.82
 4/29/1994     12,713.92           14,354.66
 5/31/1994     12,862.54           14,275.71
 6/30/1994     12,530.95           14,481.28
 7/29/1994     12,819.11           14,623.20
 8/31/1994     13,412.54           14,972.69
 9/30/1994     13,133.71           14,504.05
10/31/1994     13,396.96           14,989.93
11/30/1994     12,520.14           14,273.41
12/30/1994     12,401.68           14,366.19
 1/31/1995     11,708.88           13,817.40
 2/28/1995     11,908.32           13,781.48
 3/31/1995     12,340.79           14,645.58
 4/28/1995     12,712.55           15,200.64
 5/31/1995     12,972.79           15,022.80
 6/30/1995     12,847.88           14,762.90
 7/31/1995     13,561.39           15,685.58
 8/31/1995     13,175.93           15,091.10
 9/29/1995     13,362.66           15,389.90
10/31/1995     13,130.99           14,980.53
11/30/1995     13,191.91           15,401.48
12/29/1995     13,395.71           16,025.24
 1/31/1996     13,606.81           16,094.15
 2/29/1996     13,761.02           16,152.09
 3/29/1996     13,892.48           16,499.36
 4/30/1996     14,407.05           16,982.79
 5/31/1996     14,260.73           16,673.71
 6/28/1996     14,292.36           16,772.08
 7/31/1996     13,686.10           16,285.69
 8/30/1996     13,793.59           16,324.78
 9/30/1996     14,051.46           16,762.28
10/31/1996     13,964.56           16,594.66
11/29/1996     14,589.37           17,258.44
12/31/1996     14,626.33           17,040.99
 1/31/1997     14,373.63           16,447.96
 2/28/1997     14,427.57           16,721.00
 3/31/1997     14,159.30           16,786.21
 4/30/1997     14,260.03           16,878.53
 5/30/1997     15,461.21           17,980.70
 6/30/1997     16,261.79           18,976.83
 7/31/1997     16,773.41           19,288.05
 8/29/1997     14,945.68           17,851.09
 9/30/1997     16,026.08           18,854.32
10/31/1997     13,854.46           17,410.08
11/28/1997     13,849.83           17,235.98
12/31/1997     13,891.23           17,391.11
 1/31/1998     13,901.32           18,191.10
 2/27/1998     14,968.54           19,362.60
 3/31/1998     15,575.41           19,962.84
 4/30/1998     15,991.94           20,124.54
 5/29/1998     16,086.96           20,414.34
 6/30/1998     16,281.99           20,610.31
 7/31/1998     16,414.69           20,884.43
 8/31/1998     14,326.78           18,138.13
 9/30/1998     13,881.02           17,637.52
10/30/1998     15,383.40           19,605.86
11/30/1998     16,129.04           20,627.33
12/31/1998     16,783.26           21,462.74
 1/29/1999     16,820.14           21,490.64
 2/26/1999     16,250.77           20,820.13
 3/31/1999     17,103.05           21,921.51
 4/30/1999     17,757.57           22,807.14
 5/28/1999     16,897.58           21,616.61
 6/30/1999     17,768.81           22,708.25
 7/30/1999     18,185.56           23,273.68
 8/31/1999     18,351.79           23,436.60
 9/30/1999     18,481.01           23,724.87
10/29/1999     19,100.24           24,514.91
11/30/1999     19,943.20           25,529.83
12/31/1999     21,964.24           28,090.47
 1/31/2000     20,675.58           26,714.03
 2/29/2000     21,380.17           27,641.01
 3/31/2000     21,956.62           28,398.37
 4/28/2000     20,545.20           26,566.68
 5/31/2000     20,148.57           25,929.08
 6/30/2000     20,856.49           27,041.44
 7/31/2000     19,865.47           25,683.96
 8/31/2000     20,057.16           25,956.21
 9/29/2000     19,086.01           24,648.01
10/31/2000     18,456.28           23,839.56
11/30/2000     17,652.71           22,776.31
12/31/2000     18,138.35           23,336.61
 1/31/2001     18,503.20           23,852.35
 2/28/2001     17,218.76           22,230.39
 3/30/2001     16,015.75           20,729.84
 4/30/2001     17,113.36           22,068.99
 5/31/2001     16,571.05           21,395.88
 6/30/2001     16,002.68           20,636.33
 7/31/2001     15,594.05           20,097.72
 8/31/2001     15,226.40           19,599.30
 9/28/2001     13,458.20           17,345.38
10/31/2001     13,786.89           17,815.44
11/30/2001     14,416.76           18,597.54
12/31/2001     14,456.93           18,664.49
 1/31/2002     13,771.57           17,796.59
 2/28/2002     13,950.25           17,983.45
 3/29/2002     14,793.86           18,994.12
 4/30/2002     14,910.47           19,233.45
 5/31/2002     15,106.58           19,562.34
 6/28/2002     14,514.59           18,773.98
 7/31/2002     13,088.04           16,894.70
 8/31/2002     13,076.08           16,909.91
 9/28/2002     11,585.10           14,970.34
10/31/2002     12,027.79           15,627.54
11/30/2002     12,663.02           16,460.49
12/31/2002     12,261.97           15,937.04
 1/31/2003      8,991.13           11,630.86
 2/28/2003      8,818.76           11,404.06
 3/29/2003      8,574.05           11,074.48
 4/30/2003      9,388.30           12,148.71
 5/31/2003      9,962.63           12,948.09
 6/28/2003     10,329.08           13,427.17
 7/31/2003     10,636.48           13,872.95
 8/31/2003     11,017.53           14,357.12
 9/28/2003     11,316.09           14,767.73
10/31/2003     12,005.35           15,758.65
11/30/2003     12,268.41           16,102.18
12/31/2003     13,181.59           17,330.78

Value on 12/31/03:
------------------
$13,182  International Equity Index Fund
$17,331  International Equity Index Benchmark(1)

MORNINGSTAR
CATEGORY+:

..    Foreign Large Blend

MORNINGSTAR
RISK+:

..    Average (VL/VUL)

..    Average (VA)

MORNINGSTAR
RATING+:

..    *****(VL/VUL)

..    *****(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                              % of
                                             Assets
                                             ------
BP Amoco plc                                  2.1%
Vodafone AirTouch plc                         1.9%
HSBC Holdings plc                             1.9%
GlaxoSmithKline plc                           1.5%
Total Fina SA                                 1.5%
Royal Dutch Petroleum Co.                     1.4%
Novartis AG                                   1.2%
Nestle SA                                     1.1%
Toyota Motor Corp.                            1.0%
Nokia Oyj                                     1.0%

AVERAGE ANNUAL TOTAL RETURNS*

               International     International Equity
             Equity Index Fund    Index Benchmark(1)
             -----------------   --------------------
1 Year             41.99%               44.57%
3 Years            -1.36                -0.43
5 Years             0.74                 1.43
10 Years            2.80                 5.65

DIVERSIFICATION BY REGION AND COUNTRY (3)
(as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Europe (excluding U.K.)           38.4%
United Kingdom (U.K.)             22.3%
Japan                             18.5%
Pacific Basin (excluding Japan)    6.8%
Emerging Markets                   6.4%
Canada                             5.0%
United States                      2.7%

DIVERSIFICATION BY REGION(4)

Developed Markets   91%
Emerging Markets     9%

(1) The International Equity Benchmark represents the MSCI EAFE from May 1988 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and then 90% MSCI EAFE GDP/10% MSCI Emerging Markets Free from July 1999 to October 2003 and now the MSCI All Country World Free excluding U.S. from November 2003 to present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 367 VL/VUL subaccounts and 570 VA subaccounts in the Morningstar Foreign Large Blend category. This represents the Morningstar 3 year rating.

(3)  Calculations based upon country in which security is traded (listed).

(4)  Calculations based upon country in which security is domiciled.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $8,172 of
   securities loaned (Note B)) ....................................   $142,128
Net unrealized appreciation on investments ........................     13,002
Short-term investments at value ...................................     12,050
                                                                      --------
      Total investments ...........................................    167,180
Foreign currency at value (cost $47) ..............................         47
Receivable for:
   Investments sold ...............................................          1
   Fund shares sold ...............................................         80
   Interest .......................................................          5
   Dividends ......................................................        237
   Futures contracts variation margin .............................          9
   Forward foreign currency exchange contracts
      sold ........................................................         74
   Other assets ...................................................          6
                                                                      --------
Total assets ......................................................    167,639
                                                                      --------
LIABILITIES
Payables for:
   Collateral for securities on loan ..............................      8,571
   Forward foreign currency exchange contracts
      purchased ...................................................         12
   Other liabilities ..............................................         20
                                                                      --------
Total liabilities .................................................      8,603
                                                                      --------
Net assets ........................................................   $159,036
                                                                      ========
Shares of beneficial interest outstanding .........................     11,508
                                                                      --------
Net asset value per share .........................................   $  13.82
                                                                      ========
Composition of net assets:
   Capital paid-in ................................................   $169,313
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ...................    (22,996)
   Net investment loss ............................................       (421)
   Net unrealized appreciation of:
      Investments .................................................     13,002
      Futures .....................................................         79
      Translation of assets and liabilities in foreign
         currencies ...............................................         59
                                                                      --------
Net assets ........................................................   $159,036
                                                                      ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    57
      Dividends .....................................................     2,738
      Securities lending ............................................       146
                                                                        -------
Total investment income .............................................     2,941
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       214
      Auditors fees .................................................        16
      Custodian fees ................................................       253
      Legal fees ....................................................         9
      Printing & mailing fees .......................................        10
      Trustees' fees ................................................         4
      Other fees ....................................................        10
                                                                        -------
Total expenses ......................................................       516
      Less expenses reimbursed ......................................      (189)
                                                                        -------
Net expenses ........................................................       327
                                                                        -------
Net investment income ...............................................     2,614
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    (7,135)
      Financial futures contracts ...................................       282
      Foreign currency transactions .................................       516
   Change in unrealized appreciation
      (depreciation) on:
      Investments ...................................................    50,873
      Futures .......................................................       171
      Translation of assets and liabilities in
         foreign currencies .........................................        (4)
                                                                        -------
Net realized and unrealized gain ....................................    44,703
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $47,317
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                         Year Ended     Year Ended
                                                                        December 31,   December 31,
                                                                            2003           2002
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ............................................     $  2,614       $  2,058
   Net realized loss ................................................       (6,337)        (8,662)
   Change in net unrealized appreciation (depreciation) .............       51,040        (10,666)
                                                                          --------       --------
      Net increase (decrease) in net assets resulting from operations       47,317        (17,270)
Distributions to shareholders from:
   Net investment income ............................................       (3,183)        (2,052)
   Realized gains ...................................................         (981)
                                                                          --------       --------
      Decrease in net assets resulting from distributions ...........       (4,164)        (2,052)
From fund share transactions:
   Proceeds from shares sold ........................................       97,542         92,695
   Distributions reinvested .........................................        4,164          2,052
   Payment for shares redeemed ......................................      (84,740)       (98,528)
                                                                          --------       --------
      Increase (decrease) in net assets from fund share transactions        16,966         (3,781)
                                                                          --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...............................       60,119        (23,103)

NET ASSETS
   Beginning of Period ..............................................       98,917        122,020
                                                                          --------       --------
   End of Period ....................................................     $159,036       $ 98,917
                                                                          ========       ========
Analysis of fund share transactions:
   Sold .............................................................        9,143          8,608
   Reinvested .......................................................          358            183
   Redeemed .........................................................       (7,833)        (9,057)
                                                                          --------       --------
Net increase (decrease) in fund shares outstanding ..................        1,668           (266)
                                                                          ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                             International Equity Index Fund
                                                             ---------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                             ---------------------------------------------------------------
                                                               2003          2002         2001          2000          1999
                                                             --------      -------      --------      --------      --------
Net Assets Value at Beginning of Period ..................   $  10.05      $ 12.07      $  15.39      $  19.64      $  15.56
Income from Investment Operations:
   Net Investment Income .................................       0.24         0.21          0.22          0.23          0.21
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .....................................       3.91        (2.02)        (3.32)        (3.64)         4.51
                                                             --------      -------      --------      --------      --------
   Total From Investment Operations ......................       4.15        (1.81)        (3.10)        (3.41)         4.72
Less Distributions:
   Distribution from Net Investment Income ...............      (0.29)       (0.21)        (0.17)        (0.18)        (0.21)
   Distribution from Net Realized Gains on Investments ...      (0.09)                                   (0.59)        (0.38)
   Distribution from Excess of Net Investment Income/
      Gains ..............................................                                                             (0.05)
   Distribution from Capital Paid-in .....................                                 (0.05)        (0.07)
                                                             --------      -------      --------      --------      --------
   Total Distributions ...................................      (0.38)       (0.21)        (0.22)        (0.84)        (0.64)
                                                             --------      -------      --------      --------      --------
Net Assets Value at End of Period ........................   $  13.82      $ 10.05      $  12.07       $ 15.39      $  19.64
                                                             ========      =======      ========      ========      ========
Total Investment Return(b) ...............................      41.99%      (15.18)%      (20.30)%      (17.42)%       30.87%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....       0.27%(c)     0.28%(c)      0.27%(c)      0.28%(c)      0.31%(c)
   Ratio of Net Investment Income to Average Net
      Assets .............................................       2.13%        1.85%         1.66%         1.40%         1.26%
   Portfolio Turnover Rate ...............................      37.90%       17.55%         8.31%        14.86%        19.01%
Net Assets End of Period (000s Omitted) ..................   $159,036      $98,917      $122,020      $195,012      $244,017

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .42%, .46%, .40%, .37%, and .38% for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
                       Name of Issuer                          Shares    Value
                       --------------                         -------   -------
                                                                        (000's)
COMMON STOCK

Australia - 3.8%
   AMP, Ltd. (JR) .........................................    50,472    $  190
   BHP Steel * (BF) .......................................    33,357       141
   Broken Hill Proprietary Co., Ltd. * (BF) ...............    78,691       722
   Coles Myer, Ltd. * (JF) ................................    23,600       134
   Commonwealth Bank of Australia (JP) ....................    27,670       614
   CSL, Ltd. * (JO) .......................................     2,600        35
   CSR, Ltd. (BD) .........................................    65,000        91
   Foster's Brewing Group, Ltd. * (JG) ....................    39,000       132
   General Property Trust (JS) ............................   168,892       380
   HHG plc * (JR) .........................................    50,472        36
   Lend Lease Corp. (JS) ..................................    10,600        80
   National Australia Bank, Ltd. (JP) .....................    31,556       712
   News Corp., Ltd. (JA) ..................................    31,113       281
   Onesteel. Ltd. (BF) ....................................    37,275        57
   Orica, Ltd. (BC) .......................................     8,400        88
   Pacific Dunlop, Ltd. (BL) ..............................    11,800        57
   QBE Insurance Group, Ltd. * (JR) .......................    30,618       244
   Rinker Group (JR) ......................................    18,000        89
   Rio Tinto, Ltd. (BF) ...................................     5,600       157
   Santos, Ltd. * (BB) ....................................    39,200       203
   Stockland (JS) .........................................    56,157       221
   Tabcorp Holdings, Ltd. (BZ) ............................    16,400       139
   Telstra Corp., Ltd. * (J1) .............................    43,000       156
   Westfield Trust (JS) ...................................   142,560       382
   Westpac Banking Corp., Ltd. (JP) .......................    31,200       376
   WMC Resources, Ltd. * (BB) .............................    19,300        82
   WMC, Ltd. (BF) .........................................    19,300        95
   Woolworth's, Ltd. * (JF) ...............................    16,300       145
                                                                         ------
                                                                          6,039

Austria - 0.3%
   Bank Austria Credit * (JP) .............................     2,049       105
   Bohler-Uddeholm AG (BF) ................................     1,600       108
   BWT AG (BO) ............................................     2,000        37
   Erste Bank * (JP) ......................................       658        81
   Flughafen Wien AG (BT) .................................     2,178       102
                                                                         ------
                                                                            433

Belgium - 1.1%
   Bekaert NV (BK) ........................................       890        57
   Colruyt NV (JF) ........................................       970        93
   Compagnie Maritime Belge SA (BR) .......................       521        42
   D' Ieteren SA (JB) .....................................       390        80
   Delhaize SA (JF) .......................................     2,855       147
   DEXIA * (JP) ...........................................     7,205       124
   Electrabel SA (J3) .....................................       254        80
   Exmar SA * (BO) ........................................       521        22
   Fortis * (JR) ..........................................    13,470       271
   GPE Bruxelles LAM (JQ) .................................     2,388       134
   Interbew (JG) ..........................................     5,301       141
   KBC Bancassurance Holding NV (JP) ......................     2,540       119
   NV Union Miniere SA (BF) ...............................     1,461       102
   Solvay SA (BC) .........................................     1,215       105
   UCB SA * (JO) ..........................................     3,900    $  147
                                                                         ------
                                                                          1,664

Brazil - 0.0%
   Aracruz Celulose SA - ADR * (BG) .......................     1,500        55

Canada - 4.9%
   Abitibi Consolidated, Inc. * (BG) ......................     9,699        78
   Alcan Aluminum, Ltd. (BF) ..............................     5,575       261
   ATI Technologies, Inc. (EP) ............................     5,104        77
   Bank Nova Scotia Halifax * (JP) ........................     8,445       430
   Bank of Montreal (JP) ..................................     8,151       337
   Barrick Gold Corp. (BF) ................................     9,441       214
   BCE, Inc. (J1) .........................................     5,282       118
   Biovail Corp. * (JO) ...................................     2,999        65
   Bombardier, Inc. - Cl. B * (BH) ........................    27,549       117
   Brascan Corp. - Cl. A (BL) .............................     3,244       100
   Brookfield Properties Corp. * (JS) .....................     3,034        88
   Canadian Imperial Bank of Commerce (JP) ................     6,082       301
   Canadian National Railway Co. (BS) .....................     3,587       228
   Canadian Natural Resources, Ltd. (BB) ..................     2,759       140
   Canadian Pacific Railway (BS) ..........................     4,175       118
   Canadian Tire, Ltd. - Cl. A * (JD) .....................     2,230        68
   Celestica, Inc. * (JY) .................................     4,634        70
   Cognos, Inc. * (JV) ....................................     1,996        61
   CP Ships, Ltd. Common (BR) .............................     3,706        77
   Dofasco, Inc. (BF) .....................................     2,944        82
   Enbridge, Inc. (J4) ....................................     2,600       108
   Encana Corp. (BB) ......................................     8,422       332
   Fairmont Hotels Resorts, Inc. (BZ) .....................     2,964        81
   Goldcorp, Inc. (BF) ....................................     4,202        67
   Great West Lifeco, Inc. (JR) ...........................     2,299        81
   Husky Energy, Inc. (BB) ................................     4,971        90
   Imperial Oil, Ltd. (BB) ................................     2,992       133
   Inco, Ltd. * (BF) ......................................     3,788       151
   Investors Group, Inc. * (JQ) ...........................     3,075        74
   Loblaw Co., Ltd. (JF) ..................................     2,200       114
   Magna International, Inc. (BU) .........................     1,687       136
   MDS, Inc. * (JM) .......................................     4,378        68
   Molson Cos., Ltd. (JG) .................................     2,729        76
   National Bank of Canada (JP) ...........................     3,571       119
   Nexen, Inc. (BB) .......................................     3,127       113
   Noranda, Inc. (BF) .....................................     6,028        96
   Nortel Networks Corp. (JW) .............................    70,287       299
   Petro Canada (BB) ......................................     4,246       210
   Placer Dome, Inc. (BF) .................................     7,841       141
   Potash Corp. of Saskatchewan, Inc. * (JS) ..............     1,128        98
   Power Corp. Canada (JQ) ................................     3,014       113
   Power Financial Corp. (JQ) .............................     2,532        97
   Royal Bank of Canada (JP) ..............................    10,639       509
   Shaw Communications, Inc. (JA) .........................     5,140        80
   Shell Canada, Ltd. (BB) ................................     2,271       108

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
            Name of Issuer                                    Shares    Value
            --------------                                    ------   -------
                                                                       (000's)
COMMON STOCK - Continued

Canada - Continued
   Sun Life Financial, Inc. * (JR) ........................   10,490    $  262
   Suncor Energy , Inc. (BB) ..............................    8,607       216
   Talisman Energy, Inc. (BB) .............................    2,702       154
   Teck Cominco, Ltd. - Cl. B (BF) ........................    5,191        88
   Thomson Corp. (BZ) .....................................    4,493       164
   Transalta Corp. (J5) ...................................    4,891        70
   TransCanada Corp. (J4) .................................    8,180       176
   Weston George, Ltd. (JF) ...............................    1,156        93
                                                                        ------
                                                                         7,747

Czech Republic - 0.1%
   Ceske Energeticke Zavody AS (J3) .......................   21,600       123
   Komercni Banka AS * (JP) ...............................      900        85
                                                                        ------
                                                                           208

Denmark - 0.6%
   AS Dampskibsselskabet Svendborg -
      Cl. B (BR) ..........................................       16       115
   Danisco AS (JH) ........................................    3,050       136
   Danske Bank (JP) .......................................    8,587       201
   ISS AS (BO) ............................................    1,650        81
   Novo Nordisk AS (JO) ...................................    3,148       128
   Novozymes AS - Ser. B (BC) .............................    4,450       162
   Tele Danmark AS (J1) ...................................    4,150       150
   Vestas Wind Systems AS (BK) ............................    2,500        41
                                                                        ------
                                                                         1,014

Finland - 1.2%
   Nokia Oyj * (JW) .......................................   91,721     1,584
   Sampo Insurance Co. plc (JR) ...........................    4,700        49
   Stora Enso Oyj * (BG) ..................................    7,903       106
   Tietoenator Oyj (JU) ...................................    1,338        37
   UPM-Kymmene Corp. * (BG) ...............................    7,900       150
                                                                        ------
                                                                         1,926

France - 8.0%
   Accor SA (BZ) ..........................................    4,483       203
   Air Liquide * (BC) .....................................    1,412       249
   Alcatel * (JW) .........................................   23,577       303
   Altran Technologies SA * (JU) ..........................    6,277        81
   Arcelor (BF) ...........................................    7,731       135
   AXA * (JR) .............................................   27,474       587
   BNP Paribas * (JP) .....................................   13,566       853
   Bouygues SA * (J2) .....................................    3,607       126
   Business Objects (JV) ..................................    1,259        44
   Cap Gemini SA * (JU) ...................................    1,627        72
   Carrefour SA * (JF) ....................................   11,330       621
   Casino Guichard-Perrachon SA (JF) ......................    1,045       102
   CIE De St. Gobain * (BI) ...............................    6,517       319
   Club Mediterranee SA (BZ) ..............................      838        31
   Dassault Systemes SA * (JV) ............................    1,995        91
   EADS, Inc. (BH) ........................................    5,569       132
   Essilor International (JL) .............................    2,365       122
   France Telecom * (J1) ..................................   20,955       598
   Groupe Danone * (JH) ...................................    1,748   $   285
   L'Oreal SA * (JK) ......................................    6,925       567
   Lafarge SA * (BD) ......................................    2,579       229
   Lagardere SCA (JA) .....................................    3,125       180
   LVMH * (Louis Vuitton Moet
      Hennessy) (BY) ......................................    4,273       311
   Michelin (BU) ..........................................    3,462       159
   Pernod Ricard (JG) .....................................    1,045       116
   Peugoet SA (BV) ........................................    1,567        80
   Pinault-Printemps-Redoute SA * (JD) ....................    1,465       141
   Publicis Groupe SA * (JA) ..............................    2,645        86
   Renault (BV) ...........................................    3,207       221
   Rhone-Poulenc SA * (JO) ................................   12,657       836
   Sagem SA (JW) ..........................................      731        78
   Sanofi-Synthelabo SA * (JO) ............................    7,657       576
   Schneider SA * (BK) ....................................    4,580       300
   Societe BIC SA (BO) ....................................    1,234        57
   Societe Generale - Cl. A * (JP) ........................    5,636       497
   Societe Television Francaise (JA) ......................    4,028       140
   STMicroelectronics * (J0) ..............................   10,712       290
   SUEZ (J5) ..............................................   15,282       307
   Thomson CFS (BH) .......................................    1,747        59
   Thomson Multimedia * (JY) ..............................    2,834        60
   Total Fina SA - Cl. B * (BB) ...........................   12,377     2,299
   Unibail SA (JS) ........................................    1,797       168
   Valeo SA (BU) ..........................................    1,489        60
                                                                       -------
                                                                        12,771

Germany - 5.7%
   Adidas-Salomon AG (BY) .................................    1,005       114
   Allianz AG * (JR) ......................................    4,706       593
   Altana AG (JO) .........................................    1,460        88
   BASF AG (BC) ...........................................   12,086       679
   Bayer AG * (JL) ........................................   11,401       333
   Bayerische Vereinsbank AG * (JP) .......................    6,678       154
   Commerzbank AG (JP) ....................................    8,364       164
   Continental AG (A2) ....................................    2,656       101
   DaimlerChrysler AG * (BV) ..............................   15,055       702
   Deutsche Bank AG * (JP) ................................    9,067       750
   Deutsche Boerse AG (JQ) ................................    2,010       110
   Deutsche Post AG (BP) ..................................    7,129       147
   Deutsche Telekom AG * (J1) .............................   37,337       683
   E.On AG (J3) ...........................................    9,846       642
   Fresenius Medical Care AG (JM) .........................    1,209        86
   Hypo Real Estate (JS) ..................................    3,568        89
   Infineon Technologies AG * (J0) ........................    8,538       118
   Linde AG (BM) ..........................................    1,694        91
   Lufthansa AG (BQ) ......................................    4,687        78
   MAN AG (BM) ............................................    2,695        82
   Metro AG (JD) ..........................................    2,786       123
   Muenchener Rueckversicherungs-
      Gesellschaft AG * (JR) ..............................    2,643       320
   Preussag AG (BZ) .......................................    3,781        79
   Puma AG (BY) ...........................................      463        82

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
            Name of Issuer                                    Shares     Value
            --------------                                    -------   -------
                                                                        (000's)
COMMON STOCK - Continued

Germany - Continued
   RWE AG (J5) ............................................     6,823    $  270
   SAP AG * (JV) ..........................................     3,683       618
   Schering AG * (JO) .....................................     3,162       160
   Siemens AG * (BL) ......................................    16,196     1,296
   Thyssen Krupp AG * (BF) ................................     6,252       123
   Volkswagen AG (BV) .....................................     3,711       206
                                                                         ------
                                                                          9,081

Greece - 0.4%
   Bank of Piraeus (JP) ...................................     8,434       101
   Commercial Bank of Greece (JP) .........................     3,706        93
   EFG Eurobank (JP) ......................................     8,088       156
   Hellenic Bottling Co. SA (JG) ..........................     5,160       107
   Intracom SA (JW) .......................................     5,252        36
   Panafon Hellenic Telecom SA (J2) .......................    15,869       124
   Titan Cement Co. SA (BD) ...............................     2,217        91
                                                                         ------
                                                                            708
Hong Kong - 1.5%
   Beijing Datang Power Generation Co.,
      Ltd. (J3) ...........................................   263,000       188
   Cathay Pacific Airways (BQ) ............................    20,000        38
   China Southern Airlines Co. Ltd *
      (BQ) ................................................   207,000        89
   China Telecom, Ltd. * (J2) .............................    16,199        50
   CLP Holdings, Ltd. (J3) ................................    42,100       200
   Guangshen Railway Co., Ltd. * (BS) .....................   499,000       141
   Hang Seng Bank, Ltd. * (JP) ............................    25,000       328
   Henderson Land Development Co.,
      Ltd. * (JS) .........................................    22,000        97
   HSBC Holdings plc (JP) .................................     4,900        77
   Hutchison Whampoa, Ltd. * (BL) .........................    41,500       305
   Island Cable Communications * (JA) .....................     6,200         1
   Johnson Electric Holdings, Ltd. * (BK) .................    33,000        42
   Legend Holdings * (JX) .................................   122,000        52
   Li & Fung, Ltd. * (BO) .................................    36,000        62
   New World Development Co., Ltd. (JS) ...................    48,000        39
   PCCW, Ltd. (FB) ........................................    31,876        21
   Sun Hung Kai Properties, Ltd. * (JS) ...................    46,000       379
   Swire Pacific, Ltd. - Cl. A * (JQ) .....................    23,500       145
   Wharf Holdings, Ltd. (JQ) ..............................    62,000       172
                                                                         ------
                                                                          2,426
Hungary - 0.2%
   Gedeon Richter * (JO) ..................................       900       106
   Mol Magyar Olaj-es Gazipari (BB) .......................     3,600       109
   OTP Bank (JP) ..........................................    10,900       140
                                                                         ------
                                                                            355
Ireland - 0.5%
   Allied Irish Banks plc * (JP) ..........................     8,467       135
   Bank of Ireland (JP) ...................................    17,060       233
   CRH plc * (BD) .........................................     9,000       185
   Elan Corp. (JO) ........................................     5,813    $   40
   Irish Life & Permanent plc (JR) ........................     4,553        73
   Kerry Group plc (JH) ...................................     5,800       109
   Ryanair Holdings (BQ) ..................................     4,845        40
                                                                         ------
                                                                            815
Israel - 0.4%
   Bank Hapoalim (JP) .....................................    43,700       108
   Bezeq Israeli Telecommunication
      Corp., Ltd. (J1) ....................................    23,600        27
   IDB Holding Corp., Ltd. (JQ) ...........................     5,100       100
   Koor Industries, Ltd. * (J1) ...........................        83         3
   Makteshim-Agan Industries, Ltd. (BC) ...................    26,900       101
   Teva pharmaceutical Industries, Ltd. *
      (JO) ................................................     5,200       296
                                                                         ------
                                                                            635
Italy - 3.2%
   Alleanza Assicurazioni * (JR) ..........................     9,339       102
   Assicurazioni Generali * (JR) ..........................    15,818       418
   Autogrill SpA (BZ) .....................................     5,723        82
   Banca Fideuram (JP) ....................................    15,000        89
   Banca Intesa SpA (JP) ..................................    76,966       301
   Banca Nazionale del Lavoro (JP) ........................    41,580        99
   Banca Popolare di Milano (JP) ..........................    18,100       118
   BCA Di Roma * (JP) .....................................    31,073        91
   BCE Pop Unite (BO) .....................................     7,459       135
   BCP Pop Veron (JP) .....................................     8,371       142
   Enel SpA * (J3) ........................................    30,057       204
   ENI * (BB) .............................................    52,773       995
   Fiat SpA * (BV) ........................................    13,040       100
   Finmeccanica SA (BH) ...................................   145,025       113
   Luxottica Group (JL) ...................................     4,176        72
   Mediaset SpA * (JA) ....................................    13,210       157
   Mediobanca SpA (JP) ....................................    11,141       121
   Monte Paschi Siena (JP) ................................    29,322        93
   Riunione Adriatica di Sicorta SpA (JR) .................     5,255        89
   San Paolo-IMI SpA * (JP) ...............................     7,083        92
   Seat Pagine Gialle * (JA) ..............................    80,911        77
   Telecom Italia (J1) ....................................   266,885       699
   Telecom Italia Mobile SpA (J2) .........................    69,129       375
   UniCredito Italiano SpA * (JP) .........................    64,732       349
                                                                         ------
                                                                          5,113

Japan - 18.0%
   Acom Co., Ltd. * (JQ) ..................................     2,300       104
   Advantest (J0) .........................................     2,000       159
   Aiful Corp. * (JQ) .....................................     1,000        73
   Ajinomoto Co., Inc. (JH) ...............................    12,000       138
   Alps Electric Co. (JY) .................................     6,000        88
   Asahi Breweries, Ltd. (JG) .............................    13,000       119
   Asahi Chemical Industry Co., Ltd. (BC) .................    26,000       141
   Asahi Glass Co., Ltd. (BI) .............................    18,000       148

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
            Name of Issuer                                     Shares    Value
            --------------                                     ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Bank of Yokohama, Ltd. * (JP) ...........................   23,000     $107
   Bridgestone Corp. (BU) ..................................   13,000      175
   Canon, Inc. * (JZ) ......................................   13,000      606
   Casio Computer Co. (BW) .................................    9,000       95
   Central Japan Railway Co. (BS) ..........................       13      112
   Chiba Bank, Ltd. (B0) ...................................   16,000       66
   Chubu Electric Power (J3) ...............................   10,100      211
   Chugai Pharmaceutical Co., Ltd. * (JO) ..................    7,600      109
   Citizen Watch Co., Ltd. (JY) ............................   10,000       92
   Comsys Holdings * (JX) ..................................    5,000       32
   Credit Saison Co., Ltd. (JQ) ............................    3,600       81
   CSK Corp. * (JU) ........................................    2,100       76
   Dai-Ichi Pharmaceutical Co., Ltd. *
      (JO) .................................................    7,000      126
   Dai-Nippon Printng Co., Ltd. (BO) .......................   13,000      183
   Daido Life Insurance (JR) ...............................       25       74
   Daikin Industries, Ltd. (BM) ............................    5,000      116
   Daito Trust Construction Co., Ltd. (BJ) .................    2,300       68
   Daiwa Bank Holdings (JP) ................................   92,000      116
   Daiwa House Industry Co., Ltd. (BW) .....................   10,000      106
   Daiwa Securities Group, Inc. (JQ) .......................    2,900       20
   Denso Corp. (BU) ........................................    8,400      165
   East Japan Railway Co. (BS) .............................       60      283
   Eisai Co. Ltd. * (JO) ...................................    4,900      132
   Fanuc, Ltd. * (BM) ......................................    2,400      144
   Fast Retailing Co. (JE) .................................    1,100       67
   Fuji Photo Film * (BX) ..................................    9,000      291
   Fujisawa Pharmeceutical Co., Ltd. *
      (JO) .................................................    7,000      149
   Fujitsu, Ltd. * (JX) ....................................   33,000      195
   Gunze, Ltd. (BY) ........................................   14,000       63
   Hirose Electric Co., Ltd. * (JY) ........................    1,100      126
   Hitachi, Ltd. (JY) ......................................   54,000      326
   Honda Motor Co. * (BV) ..................................   14,300      635
   Hoya Corp. * (JY) .......................................      200       18
   Ito-Yokado Co., Ltd. * (JD) .............................    7,000      220
   Itochu Corp. (BN) .......................................   34,000      112
   Japan Tobacco, Inc. (JI) ................................       21      154
   JFE Holdings, Inc. * (BF) ...............................    8,800      240
   Joyo Bank, Ltd. (JP) ....................................   29,000       95
   JSR Corp. (BC) ..........................................    4,000       89
   Jusco Co., Ltd. * (JD) ..................................    4,800      161
   Kajima Corp. (BJ) .......................................   25,000       81
   Kansai Electric Power Co., Inc. (J3) ....................      800       14
   KAO Corp. (JJ) ..........................................   10,000      203
   Kawasaki Kisen (BR) .....................................   23,000      114
   Keihin Electric Express Railway Co.,
      Ltd. (BS) ............................................   17,000      100
   Keio Teito Electric Railway (BS) ........................   14,000       73
   Keyence Corp. (JY) ......................................      700      148
   Kinki Nippon Railway (BS) ...............................   33,000       99
   Kirin Brewery Co. * (JG) ................................   14,000      119
   Komatsu, Ltd. (BM) ......................................   28,000      178

   Konami Co., Ltd. (JV) ...................................    3,000     $ 87
   Konica Corp. (BX) .......................................   11,000      148
   Kubota Corp. * (BM) .....................................   25,000      103
   Kuraray Co., Ltd. (BC) ..................................   10,000       84
   Kyocera Corp. * (JY) ....................................    3,300      220
   Kyushu Electric Power (J3) ..............................    6,300      108
   Lawson (JF) .............................................    1,600       55
   Mabuchi Motor Co. * (JY) ................................      900       69
   Marubeni Corp. (BN) .....................................   38,000       73
   Marui Co., Ltd. * (JD) ..................................   10,000      126
   Matsushita Electric Industrial Co. *
      (BW) .................................................   27,000      374
   Matsushita Electric Works (BK) ..........................   10,000       90
   Millea Holdings, Inc. * (JR) ............................       23      301
   Minebea Co., Ltd. (BM) ..................................   12,000       61
   Mitsubishi Chemical Corp. (BC) ..........................   43,000      112
   Mitsubishi Corp. (BN) ...................................    3,000       32
   Mitsubishi Electric Corp. (BK) ..........................   43,000      179
   Mitsubishi Estate Co., Ltd. * (JS) ......................   19,000      180
   Mitsubishi Heavy Industries, Ltd. *
      (BM) .................................................   58,000      161
   Mitsubishi Tokyo Finance (JP) ...........................       73      570
   Mitsui & Co., Ltd. (BN) .................................    1,000        8
   Mitsui Fudosan Co., Ltd. * (JS) .........................   15,000      136
   Mitsui Marine & Fire Insurance Co.,
      Ltd. * (JR) ..........................................   23,000      189
   Mitsui Mining & Smelting Co., Ltd. ......................
      (BF) .................................................   17,000       71
   Mitsui OSK Lines, Ltd. (BR) .............................   24,000      117
   Mitsui Petrochemical Co. (BC) ...........................   18,000      105
   Mitsui Trust Holdings (JP) ..............................   17,000       95
   Mizuho Financial GB * (JQ) ..............................      110      334
   Murata Manufacturing Co., Ltd. * (JY) ...................    4,600      249
   NEC Corp. * (JX) ........................................   29,000      214
   Nidec Corp. * (JY) ......................................      900       86
   Nikko Securities Co., Ltd. * (JQ) .......................   28,000      156
   Nikon Corp. (J0) ........................................    8,000      121
   Nintendo Corp., Ltd. (BW) ...............................    2,100      196
   Nippon Building Fund (JS) ...............................       11       71
   Nippon Express Co., Ltd. (BS) ...........................   22,000      104
   Nippon Mitsubishi Oil Co., Ltd. (BB) ....................   36,000      183
   Nippon Steel Co. (BF) ...................................   19,000       41
   Nippon Telegraph & Telephone Corp. *
      (J1) .................................................       95      458
   Nippon Unipac Holding, Co. (BG) .........................       27      139
   Nippon Yusen Kabushiki Kaisha (BR) ......................   27,000      122
   Nissan Motor Acceptance Corp. (BV) ......................   45,700      522
   Nitto Denko Corp. * (BK) ................................    3,200      170
   Nomura Securities Co., Ltd. * (JQ) ......................   33,000      562
   NTN Corp. (BM) ..........................................   13,000       62
   NTT Data Corp. (JU) .....................................       33      125
   NTT Mobile Communications Network, Inc. * (J2) ..........      317      719
   Obayashi Corp. (BJ) .....................................   16,000       72

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
                     Name of Issuer                            Shares    Value
                     --------------                            ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Oji Paper Co. (BG) .....................................    17,000   $   110
   Oki Electric Industry Co. * (J1) .......................    16,000        63
   Olympus Optical Co. * (JL) .............................     6,000       130
   Omron Corp. (JY) .......................................     5,000       102
   Oriental Land Co., Ltd. (BZ) ...........................     2,000       123
   Orix Corp. * (JQ) ......................................     2,100       174
   Osaka Gas Co. (J4) .....................................    42,000       114
   Pioneer Corp. * (BW) ...................................     5,000       138
   Promise Co., Ltd. * (JQ) ...............................     2,600       113
   Ricoh Co., Ltd. (JZ) ...................................    13,000       257
   Rohm Co., Ltd. * (J0) ..................................     2,100       246
   Sankyo Co., Ltd. * (JO) ................................     7,700       145
   Sanyo Electric Co. * (BW) ..............................    32,000       167
   Secom Co. * (BO) .......................................     4,500       168
   Sekisui House, Ltd. * (BW) .............................    13,000       134
   Seven-Eleven Japan * (JF) ..............................     8,000       243
   Sharp Corp. (BW) .......................................    18,000       284
   Shin-Etsu Chemical Co. * (BC) ..........................     6,600       270
   Shionogi & Co., Ltd. * (JO) ............................     8,000       149
   Shiseido Co., Ltd. * (JK) ..............................     8,000        97
   Shizuoka Bank, Ltd. (JP) ...............................    13,000        96
   SMC Corp. * (BM) .......................................     1,400       174
   Softbank Corp. (JT) ....................................     3,900       119
   Sony Corp. * (JY) ......................................    16,400       568
   Stanley Electric (BU) ..................................     3,800        74
   Sumitomo Chemical Co. (BC) .............................    26,000       107
   Sumitomo Corp. * (BO) ..................................    20,000       149
   Sumitomo Electric Industries (BK) ......................    15,000       134
   Sumitomo Metal Industries (BF) .........................   102,000       101
   Sumitomo Metal Mining Co. (BF) .........................    17,000       126
   Sumitomo Mitsui GR (JP) ................................        71       378
   Sumitomo Realty & Development (JS) .....................     8,000        70
   Sumitomo Trust & Banking (JQ) ..........................    23,000       135
   Taisei Corp. (BJ) ......................................    20,000        73
   Taisho Pharmaceutical Co., Ltd. * (JO) .................     5,000        89
   Takashimaya Co. (JD) ...................................     9,000        64
   Takeda Chemical Industries * (BC) ......................    15,100       599
   Takefuji Corp. * (JQ) ..................................     2,020        94
   TDK Corp. * (JY) .......................................     2,400       173
   Teijin, Ltd. (BC) ......................................    25,000        74
   Terumo Corp. * (JL) ....................................     5,200        99
   The Bank of Fukuoka, Ltd. (JP) .........................    20,000        84
   Tobu Railway Co., Ltd. (BS) ............................    22,000        79
   Tohoku Electric Power (J3) .............................     6,700       111
   Tokyo Electric Power (J3) ..............................    19,700       432
   Tokyo Electron, Ltd. * (J0) ............................     3,100       236
   Tokyo Gas Co. (J4) .....................................    47,000       168
   Tokyo Style Co. (BY) ...................................     6,000        65
   Tokyu Corp. * (BS) .....................................    26,000       133
   Tonengeneral Sekiyu (BB) ...............................     8,000        66
   Toppan Printing Co. * (JA) .............................    16,000       167
   Toray Industries, Inc. * (BC) ..........................    33,000       138
   Toshiba Corp. * (JX) ...................................    54,000       205
   Tostem Corp. (BI) ......................................     6,000       116
   Toto, Ltd. (BI) ........................................     8,000   $    68
   Toyobo Co. (BY) ........................................    32,000        70
   Toyota Motor Corp. * (BV) ..............................    48,300     1,632
   UFJ Holdings, Inc. * (JP) ..............................        67       322
   Ushio, Inc. (BK) .......................................     3,000        50
   Wacoal Corp. * (BY) ....................................     8,000        66
   West Japan Railway (01) ................................        25        98
   Yamada Denki Co. (JE) ..................................     2,300        77
   Yamaha Corp. (BX) ......................................     3,800        75
   Yamanouchi Pharmaceutical Co., Ltd. * (JO) .............     6,200       193
   Yamato Transport Co., Ltd. (BP) ........................    12,000       141
   Yasuda F & M Insurance (JR) ............................    15,000       123
   Yokogawa Electric (JY) .................................     8,000       116
                                                                        -------
                                                                         28,649

Malaysia - 0.6%
   Berjaya Sports Toto Berhad (BZ) ........................    39,000        42
   Commerce Asset Holdings * (JP) .........................    44,000        48
   Gamuda Berhad (BJ) .....................................    22,000        37
   IJM Corporation Berhad (BJ) ............................    19,000        23
   IJM Plantations (BO) ...................................     7,600         2
   Malayan Banking Berhad * (JP) ..........................    66,000       168
   Malaysia International Shipping  Berhad (BR) ...........    27,000        82
   Public Bank Berhad (JP) ................................    91,250        74
   Resorts World Berhad * (BZ) ............................    21,000        56
   Sime Darby Berhad * (BL) ...............................    68,000        93
   Telekom Malaysia Berhad (J1) ...........................    40,000        88
   Tenaga Nasional Berhad (J3) ............................    28,000        70
   YTL Corp., Berhad (J3) .................................    76,460        87
                                                                        -------
                                                                            870

Mexico - 0.7%
   America Movil SA de CV - Ser L * (J2) ..................   162,000       223
   Cemex SA de CV * (BD) ..................................    24,000       125
   Cifra SA de CV - Ser. V * (JD) .........................    30,000        86
   Fomento Economico Mexicano SA de CV * (JG) .............    20,000        74
   GF BBVA Bancomer - Ser. B (JP) .........................    70,000        60
   Grupo Carso SA de CV - Ser. A1 * (BL) ..................    16,000        56
   Grupo Modelo SA de CV - Ser. C * (JG) ..................    34,000        81
   Grupo Televisa SA * (JA) ...............................    54,000       108
   Kimberly-Clark de Mexico SA de CV * (BG) ...............    22,000        56
   Nuevo Grupo Mexico (BF) ................................    18,000        46
   Telephonos de Mexico SA - Ser. L (J1) ..................    63,031       104
   U.S. Commercial Corp. - Ser. B1 (BL) ...................    16,000         7
                                                                        -------
                                                                          1,026

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Netherlands - 4.1%
   ABN Amro Holding NV * (JP)...............................    27,165   $  635
   Aegon NV * (JR)..........................................    27,787      411
   Akzo Nobel NV * (BC) ....................................     5,304      205
   ASM Lithography Holding NV (J0) .........................     5,100      101
   Elsevier NV * (JA).......................................    22,877      284
   Heineken NV * (JG).......................................     2,968      113
   ING Groep NV (JQ) .......................................    31,865      742
   Koninklijke * (Royal) Philips Electronics NV (JY)........    22,807      665
   Koninklijke KPN NV * (JY)................................    36,643      283
   Royal Dutch Petroleum Co. * (BB).........................    40,573    2,137
   TNT Post Group NV (BP)...................................     5,610      131
   Unilever NV * (JH).......................................    10,965      716
   Wolters Kluwer NV * (JA).................................     4,000       62
                                                                         ------
                                                                          6,485

New Zealand - 0.3%
   Carter Holt Harvey, Ltd. (BG)............................    37,800       47
   Contact Energy Limited (J3)..............................    40,900      144
   Fisher & Paykel AP (BW)..................................    28,996       73
   Fisher & Paykel Industries, Inc. (JL)....................     8,443       70
   Fletcher Building (BD)...................................    31,200       87
   The Warehouse Group, Ltd. (JD)...........................    29,000       97
                                                                         ------
                                                                            518

Norway - 0.5%
   Aker Kvaerner - Notes (BJ)...............................       380        7
   Den Norske Bank (JP).....................................    18,760      125
   Elkem ASA (BF)...........................................       700       21
   Merkantildata ASA (JU)...................................     9,800        8
   Norsk Hydro ASA (BL).....................................        84        5
   Norske Skogindustrier ASA - Cl. A * (BG).................     5,100       97
   Opticom AS (JX)..........................................       160        2
   Smedvig * (BA)...........................................     3,600       27
   Smedvig ASA * (BA).......................................     4,600       29
   Statoil ASA * (BB).......................................     8,908      100
   Storebrand ASA (JR)......................................    16,140      105
   Tandberg ASA (BJ)........................................     3,920       29
   Telenor AS * (J1)........................................    22,160      145
   Tomra Systems ASA (BM)...................................    10,000       60
                                                                         ------
                                                                            760

Philippines - 0.1%
   Ayala Land, Inc. * (JS) .................................   410,460       45
   Metro Bank & Trust (JP) .................................    65,450       32
   Philippine Long Distance Telephone Co. * (J1) ...........     3,200       56
   SM Prime Holdings, Inc. (JS) ............................    48,000        6
                                                                         ------
                                                                            139

Portugal - 0.3%
   Banco Comercial Portgues SA (JP) ........................    62,300      139
   BPI-SGPS SA (JQ) ........................................    33,590      123
   Part Multimedia SGPS (JA) ...............................     4,439   $   86
   Sonae SGPS SA (BL) ......................................    87,600       73
                                                                         ------
                                                                            421

Singapore - 0.7%
   Chartered SemiconductorManufacturing (J0) ...............    12,000       12
   City Developments, Ltd. (JS) ............................    15,000       53
   Cycle & Carriage, Ltd. (JE) .............................     8,766       30
   DBS Group Holdings, Ltd. * (JP) .........................    17,000      147
   Haw Par Value Corp. , Ltd. (BL) .........................    26,876       71
   Neptune Orient Lines, Ltd. (BR) .........................    14,000       18
   Oversea-Chinese Banking Corp., Ltd. (JP) ................    39,000      278
   Singapore Telecommunications, Ltd. * (J1) ...............   101,000      116
   United Overseas Bank, Ltd. * (JP) .......................    42,448      330
                                                                         ------
                                                                          1,055

South Africa - 1.4%
   Anglo American Platinum Corp., Ltd. * (BF) ..............     1,200       52
   Anglo American plc * (BF) ...............................    30,000      641
   Anglogold * (BF) ........................................     3,100      145
   Barlow, Ltd. * (BL) .....................................     7,400       78
   Dimension Data Holdings plc (JU) ........................    79,483       53
   FirstRand, Ltd. (JP) ....................................    94,300      126
   Foschini, Ltd. (JE) .....................................    37,100      109
   Gold Fields Mining * (BF) ...............................     9,600      137
   Impala Platinum Holdings, Ltd. (BF) .....................     1,000       87
   Imperial Holdings, Ltd. (JE) ............................    10,091      101
   Investec Ltd. (JQ) ......................................     3,051       58
   Liberty Life Association of Africa, Ltd. (JR) ...........    10,300       83
   M-Cell, Ltd. (J2) .......................................     8,400       36
   Nampak, Ltd. (BE) .......................................    25,500       50
   Nedcor, Ltd. * (JP) .....................................     4,300       40
   Sappi, Ltd. * (BG) ......................................     5,700       78
   Sasol, Ltd. * (BB) ......................................    11,800      168
   South African Breweries plc (JG) ........................     6,000       61
   Standard Bank Investment Corp., Ltd. (JP) ...............    18,000      105
                                                                         ------
                                                                          2,208

South Korea - 1.5%
   Hyundai Motor Co., Ltd. (BV) ............................     3,560      151
   KIA Motors Corp. (BV) ...................................     3,310       30
   Kookmin Bank * (JP) .....................................     6,399      240
   Korea Electric Power Corp. * (J3) .......................     7,430      133
   Korea Telecom Corp. (J1) ................................     1,040       39
   Korea Telecom Freetel (J1) ..............................     2,980       48
   LG Chemical (BC) ........................................     2,035       94
   LG Electronics, Inc. (JY) ...............................     1,931       95

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
                     Name of Issuer                           Shares    Value
                     --------------                           ------   -------
                                                                       (000's)
COMMON STOCK - Continued

South Korea - Continued
   LG Investment & Securities Co., Ltd. * (JQ) ...........     2,460    $   17
   Pohang Iron & Steel Co., Ltd. (BF) ....................     1,323       181
   Samsung Corp. (JY) ....................................     6,120        51
   Samsung Display Devices Co. (JY) ......................     1,000       118
   Samsung Electro-Mechanics Co. (JY) ....................     1,460        48
   Samsung Electronics * (JY) ............................     2,159       817
   Samsung Fire & Marine Insurance (JR) ..................       942        54
   Samsung Securities Co., Ltd. (JQ) .....................     2,470        53
   Shinhan Financial (JP) ................................     6,930       111
   SK Telecom Co., Ltd. * (J2) ...........................       820       137
                                                                        ------
                                                                         2,417

Spain - 3.3%
   Acerinox SA (A5) ......................................     1,752        82
   ACS, Actividades de Construccion y
      Servicios, SA (BJ) .................................     4,229       206
   Amadeus Global Travel - Ser. A (BO) ...................     5,240        34
   Autopistas Concesionaria Espanola SA (BT) .............     6,287        95
   Banco Bilbao Vizcaya SA * (JP) ........................    49,959       689
   Banco Popular Espanol SA (JP) .........................     3,070       183
   Banco Santander Central Hispano SA * (JP) .............    71,715       848
   Endesa SA * (J3) ......................................    15,465       297
   Fomento de Construcciones y Contratas SA (BJ) .........     1,400        52
   Gas Natural SDG SA * (J4) .............................     6,400       150
   Grupo Ferrovial SA * (BJ) .............................     2,312        81
   Iberdrola SA (J3) .....................................    13,874       274
   Inditex (JE) ..........................................     6,292       128
   Indra Sistemas SA (JU) ................................     6,236        80
   NH Hoteles SA * (BZ) ..................................     7,422        85
   Repsol SA * (BB) ......................................    17,332       338
   Tabacalera SA - Cl. A (JI) ............................     6,360       180
   Telefonica SA * (J1) ..................................    82,822     1,215
   Union Electrica Fenosa SA (J3) ........................     4,900        92
   Vallehermoso SA (JS) ..................................     4,915        74
                                                                        ------
                                                                         5,183

Sweden - 1.7%
   Drott AB (JS) .........................................     5,400       103
   Electrolux AB - Ser. B * (BW) .........................     4,900       108
   Hennes & Mauritz AB * (JE) ............................    14,223       338
   NetCom Systems, Inc. - Cl. B (J1) .....................     1,732        92
   Nordic Baltic Holding AB (JP) .........................    59,137       444
   Sandvik AB (BM) .......................................     4,350       150
   Securitas AB * (BO) ...................................    11,000       148
   Skand Enskilda Banken - Cl. A (JP) ....................    10,200       150
   Skandia Forsakrings AB (JR) ...........................    13,900        51
   Skanska AB - Ser. B (BJ) ..............................    11,000        97
   Svenska Cellulosa AB - Cl. B (BG) .....................     3,100       127
   Svenska Handelsbanken, Inc. (JP) ......................     9,300       190
   Telefonaktiebolaget LM Ericsson AB (JW) ...............   246,500    $  442
   Telia AB (J1) .........................................    30,044       157
   Volvo AB * (BM) .......................................     5,750       176
                                                                        ------
                                                                         2,773

Switzerland - 6.1%
   ABB, Ltd. (BK) ........................................    21,138       107
   Adecco SA * (BO) ......................................     2,733       176
   Ciba Specialty Chemicals AG * (BC) ....................     1,667       129
   Credit Suisse Group * (JP) ............................    21,266       778
   Givaudan (BC) .........................................       224       116
   Holcim * (BD) .........................................     3,096       144
   Lonza Group AG (BC) ...................................     1,604        92
   Nestle SA * (JH) ......................................     6,988     1,745
   Novartis AG (JO) ......................................    41,256     1,872
   Richemont (JQ) ........................................    10,552       253
   Roche Holdings AG (JO) ................................       746       103
   Roche Holdings AG * (JO) ..............................    11,960     1,206
   Serono SA (JN) ........................................       156       111
   SGS Holdings (BO) .....................................       119        75
   Swatch Group (BY) .....................................     1,021       123
   Swiss Reinsurance Co. * (JR) ..........................     5,579       377
   Swisscom AG * (J1) ....................................       541       178
   Syngenta AG (BC) ......................................     2,037       137
   Synthes-Stratec, Inc. (JL) ............................       109       108
   UBS AG * (JP) .........................................    20,534     1,406
   Valora Holding AG (JE) ................................       321        80
   Zurich Finance (JR) ...................................     2,571       370
                                                                        ------
                                                                         9,686

Taiwan - 1.0%
   Acer Communicaton (J1) ................................    22,800        28
   Acer, Inc. * (JX) .....................................    44,963        67
   Advanced Semiconductor Engineering, Inc. (J0) .........    64,900        67
   Arima Computer (JX) ...................................    49,500        18
   Asustek Computer * (JX) ...............................    20,250        45
   AU Optronics Corp. * (JY) .............................    55,650        65
   China Dev Fin Holding (JP) ............................   144,203        71
   China Trust Finance (JP) ..............................    79,920        80
   CMC Magnetics Corp. (JX) ..............................    51,600        40
   Compal Electronics, Inc. * (JX) .......................    44,160        60
   Formosa Chemical & Fibre (BC) .........................    32,054        54
   Formosa Plastic * (BC) ................................    52,956        87
   Hon Hai Precision Insustry Co., Ltd. - Cl. G *
      (JY) ...............................................    20,700        81
   Kinpo Electronics (JZ) ................................    69,608        40
   Lite on Technology (JX) ...............................    48,056        51
   Macronix International Co., Ltd. (JX) .................    59,400        13
   Micro Star International (JX) .........................     9,176        14
   Nan Ya Plastic Corp. (BC) .............................    83,824       121
   Quanta Computer, Inc. (JX) ............................    16,445        40
   Realtek Semiconductor Corp. * (J0) ....................    10,920        19

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares       Value
                     --------------                      ----------   --------
                                                                       (000's)
COMMON STOCK - Continued

Taiwan - Continued
   Ritek Corp. (JX) ..................................       45,000    $   28
   Siliconware Precision (J0) ........................       44,000        45
   Taiwan Semiconductor * (J0) .......................      173,880       325
   Tatung (BL) .......................................      100,000        25
   United Microelectronics Corp. * (J0) ..............       83,525        72
   Via Technologies Inc. * (JX) ......................       14,090        18
   Winbond Electronic (JY) ...........................       69,000        33
                                                                       ------
                                                                        1,607

Thailand - 0.3%
   Advanced Information Services (J2) ................       65,700       140
   PTT Exploration & Production Public
      Co., Ltd. (BB) .................................       22,200       150
   Siam Cement Co. * (BD) ............................       31,600       220
                                                                       ------
                                                                          510
Turkey - 0.2%
   Arcelik AS (BW) ...................................    6,490,550        36
   Turkiye Is Bankasi - Cl. C * (JP) .................   70,216,241       285
                                                                       ------
                                                                          321

United Kingdom - 21.7%
   3I Group (JQ) .....................................       11,775       130
   Alliance Unichem (JM) .............................        7,717        71
   Amvescap plc * (JQ) ...............................       13,224        96
   Association British Ports (BT) ....................       11,901        95
   AstraZeneca Group plc * (JO) ......................       30,224     1,446
   Barclays (JP) .....................................      110,773       985
   BG Group plc * (BB) ...............................       64,498       330
   Billiton plc (BF) .................................       44,847       391
   BOC Group plc * (BC) ..............................       17,596       268
   Boots Group (JF) ..................................       15,100       186
   BP Amoco plc (BB) .................................      410,567     3,320
   BPB (BD) ..........................................       12,089        75
   Brambles Industries * (BO) ........................       22,730        83
   British Aerospace plc (BH) ........................       57,462       173
   British Airport Authority plc (BT) ................       21,926       194
   British American Tobacco plc * (JI) ...............       29,280       402
   British Land Co. plc (JS) .........................        9,000        94
   British Sky Broadcast plc (JA) ....................       23,449       294
   BT GROUP (J1) .....................................      153,664       516
   Bunzl (BO) ........................................       12,430        95
   Cable & Wireless plc * (J1) .......................       48,728       116
   Cadbury Schweppes plc * (JH) ......................       37,586       275
   Capita Group plc (FB) .............................       17,669        77
   Carlton Communications plc * (JA) .................       13,900        57
   Carnival plc (BZ) .................................        3,303       133
   Centrica plc (J4) .................................       76,232       287
   CGU plc (JR) ......................................       37,687       330
   Compass Group plc * (BZ) ..........................       39,189       266
   Daily Mail & General Trust (JA) ...................        7,508        88
   Davis Service (BO) ................................       11,677        78
   Diageo plc * (JG) .................................       53,890       707
   Dixons Group plc (JE) .............................       42,741       106
   Electrocomponents plc * (JY) ......................       12,098    $   70
   EMAP plc * (JA) ...................................        6,164        94
   EMI Group plc (JA) ................................        9,000        26
   Enterprise Inns (BZ) ..............................        5,116        93
   Exel * (BP) .......................................        7,462        98
   Firstgroup (BS) ...................................       12,870        63
   GKN * (BU) ........................................       17,633        84
   GlaxoSmithKline plc * (JO) ........................      104,018     2,377
   Granada Compass plc * (JA) ........................       57,831       126
   Hammerson plc (JS) ................................        8,028        93
   Hanson Building Materials * (BI) ..................        8,990        66
   Hays plc * (BO) ...................................       41,349        89
   HBOS * (JP) .......................................       65,987       852
   Hilton Group plc * (BZ) ...........................       27,700       111
   HSBC Holdings plc (JP) ............................      182,550     2,861
   IMI (BM) ..........................................       11,248        68
   Imperial Chemical Industries plc *
     (BC) ............................................       26,199        93
   Imperial Tobacco Group plc (JI) ...................       13,917       273
   Intercontinental Hampshire (JQ) ...................       15,693       148
   J Sainsbury plc * (JF) ............................       28,966       162
   Johnson Matthey (BC) ..............................        5,434        95
   Kelda Group plc (JH) ..............................       10,845        91
   Kingfisher * (JE) .................................       42,693       212
   Land Securities SGP (JQ) ..........................        7,350       130
   Legal & General Group plc (JR) ....................      105,588       189
   Liberty National (JS) .............................        6,968        85
   Lloyds TSB Group plc (JP) .........................      118,179       945
   Logica plc * (JU) .................................       16,105        74
   Manitoba Group (JQ) ...............................        5,609       146
   Marks & Spencer * (JD) ............................       42,777       221
   Misys plc (JV) ....................................       13,522        51
   Mitchells & Butler (BZ) ...........................        5,981        24
   National Grid Group * (JY) ........................       53,002       379
   National Power plc (J3) ...........................       14,200        31
   Next Group (JD) ...................................        6,142       123
   Nycomed Amersham plc (JL) .........................       14,138       193
   Pearson plc * (JA) ................................       15,605       173
   Peninsular & Oriental Steam
      Navigation Co. (BR) ............................       18,718        77
   Provident Financial (JQ) ..........................        6,656        77
   Prudential Corp. (JR) .............................       34,647       292
   Rank Group plc * (BZ) .............................       25,300       126
   Reckitt Benckiser * (JJ) ..........................       11,385       257
   Reed International plc (JA) .......................       44,446       371
   Rentokil Initial plc (BO) .........................       39,081       133
   Reuters Group plc * (JA) ..........................       29,157       122
   Rexam (BE) ........................................       11,775        90
   Rio Tinto plc * (BF) ..............................       18,738       516
   RMC Group plc * (BD) ..............................        6,457        80
   Rolls Royce Group * (BH) ..........................       30,599        97
   Royal & Sun Alliance Insurance Group
      * (JR) .........................................       60,060        95
   Royal Bank of Scotland Group * (JP) ...............       48,532     1,426

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares       Value
                     --------------                      ----------   --------
                                                                      (000's)
COMMON STOCK - Continued

United Kingdom - Continued
   Safeway plc (JF) ..................................       23,118   $    117
   Scottish & Newcastle (JG) .........................       18,779        127
   Scottish and Southern Energy (J3) .................       16,614        200
   Scottish Power plc * (J3) .........................       34,695        231
   Severn Trent (J6) .................................        8,253        110
   Shell Transport & Trading Co. plc *
      (BB) ...........................................      189,806      1,408
   Signet Group (JE) .................................       42,561         78
   Slough Estates Finance plc (JS) ...................        8,000         63
   Smith & Nephew (JL) ...............................       19,151        160
   Smiths Group (BL) .................................       11,076        131
   South African Breweries plc * (JG) ................       15,790        163
   Tate & Lyle (JH) ..................................       12,545         70
   Taylor Woodrow (BW) ...............................       17,488         83
   Tesco plc * (JF) ..................................      127,371        586
   The Great Universal Stores plc (JC) ...............       19,002        262
   The Sage Group plc (JV) ...........................       15,700         49
   Tomkins plc (BL) ..................................       18,702         89
   Unilever plc * (JK) ...............................       49,648        462
   United Business Media (JA) ........................        8,630         75
   United Utilities plc * (J5) .......................       10,400         92
   Vodafone AirTouch plc (J2) ........................    1,203,067      2,974
   Whitbread * (BZ) ..................................        7,465         96
   Wolseley (BN) .....................................       11,481        162
   WPP Group plc * (JA) ..............................       22,552        221
                                                                      --------
                                                                        34,541

United States - 2.6%
   Bajaj Auto, Ltd. - GDR (BV) .......................        5,900        143
   Banco Bradesco - ADR (JP) .........................        2,918         77
   Banco Itau SA - ADR * (JP) ........................        3,960        197
   Banco Santander Chile - ADR (JP) ..................        2,900         69
   Brasil Telecom Participacoes SA (J1) . ............        2,426         91
   Carnival Corp. (BZ) ...............................          180          7
   Centrais Electricas Brasileirias SA -
      ADR Cl. B * (J3) ...............................       12,874        101
   Check Point Software Technologies,
      Ltd. * (JT) ....................................        4,200         71
   Companhia De Bebidas ADR (JG) .....................        6,850        175
   Companhia Energetica de Minas Gerias
      - ADR (J3) .....................................        7,701        141
   Companhia Vale do Rio Doce - ADR
      (BF) ...........................................        3,700        189
   Compania Cervecerias Unidas SA -
      ADR * (JG) .....................................          900         19
   Compania de Telecomunicaciones de
      Chile SA * (J1) ................................        2,500         37
   EIH, Ltd. - GDR (BZ) ..............................        6,700         44
   Embotelladora Andina SA - ADR *
      (JG) ...........................................        6,100         64
   Empresa Nacional de Electricidad SA -
      ADR * (J3) .....................................       10,100        118
   Enersis SA - ADR * (J3) ...........................       28,447        209
   Grasim Industries, Ltd. - GDR (BL) ................        7,100        156
   Great Eastern Shipping Co. - GDR
      (BL) ...........................................        9,020   $    152
   Hindalco Industries, Ltd. - GDR (BF) ..............        4,900        151
   Huaneng Power International, Inc. -
      ADR * (J3) .....................................          400         28
   ITC, Ltd. - GDR (JI) ..............................        5,900        130
   Lukoil Holding - ADR * (BB) .......................        2,700        251
   Mahindra & Mahindra, Ltd. * (BL) ..................       16,500        141
   Petroleo Brasileiro SA * (BB) .....................        5,500        160
   Petroleo Brasileiro SA - ADR (BB) .................        6,800        180
   Ranbaxy Laboratories, Ltd. - GDR (JO) .............        6,560        167
   Reliance Industries, Ltd. - GDR (BC) ..............       11,000        276
   Surgutneftegaz - ADR (BB) .........................       11,581        337
   Tatneft - ADR (BB) ................................        2,400         55
   Unified Energy Systems Russia - ADR
      (J3) ...........................................        6,700        187
                                                                      --------
                                                                         4,123
                                                                      --------
         TOTAL COMMON STOCK- .........................         97.0%   154,282

PREFERRED STOCK

Australia - 0.2%
   News Corp., Ltd. (JA) .............................          434        404
Germany - 0.2%
   Henkel KGAA (BC) ..................................           68         87
   Porsche AG (BV) ...................................           90        116
   Volkswagen AG (BV) ................................           88         89
                                                                      --------
                                                                           292
South Korea - 0.1%
   Samsung Electronics (JY) ..........................           79        113
                                                                      --------
         TOTAL PREFERRED STOCK- ......................          0.5%       809

WARRANTS

Mexico - 0.0%
   Cemex SA (BI)
   expires 12/21/04 (Cost $1) ........................        2,000          1
                                                                      --------
         TOTAL WARRANTS- .............................          0.0%         1

RIGHTS

Germany - 0.0%
   Muenchener Ruckversag (BO)
   expires 11/10/03 (Cost $0) ........................        4,360         38
Thailand - 0.0%
   TelecomAsia (J1)
   expires 04/30/08 (Cost $0) ........................       35,747          0
                                                                      --------
         TOTAL RIGHTS- ...............................          0.0%        38

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares      Value
                     --------------                      ---------   ---------
                                                                       (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 5.4%
   State Street Navigator Securities
      Lending Portfolio ..............................    $ 8,571    $  8,571

SHORT-TERM INVESTMENTS

   Investment in joint trading account
      (Note B) - 1.9%
      1.061% due 01/02/04 ............................      2,955       2,955
   U.S. Treasury - Bills - 0.3%
      0.99% due 03/11/04 .............................        524         524
                                                                     --------
         TOTAL SHORT-TERM
         INVESTMENTS- ................................        2.2%      3,479
                                                          -------    --------
         TOTAL INVESTMENTS- ..........................     (105.1)%    167,180
   Payables, less cash and receivables- ..............       (5.1)%     (8,144)
                                                          -------    --------
   NET ASSETS- .......................................      100.0%   $159,036
                                                          =======    ========

* Non-income producing security.

ADR-American Depository Receipt.

GDR-Global Depository Receipt.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                                    % of
                                       Industry       Market      Long-Term
           Industry                  Abbreviation     Value      Investments
           --------                  ------------   ----------   -----------
                                                      (000's)

Banks ............................        JP         $ 26,607       17.2%
Oil & Gas ........................        BB           14,366        9.3%
Pharmaceuticals ..................        JO           10,740        6.9%
Insurance ........................        JR            6,449        4.2%
Diversified Telecommunication
   Services ......................        J1            5,982        3.9%
Metals & Mining ..................        BF            5,959        3.8%
Electronic Equipment &
   Instruments ...................        JY            5,406        3.5%
Chemicals ........................        BC            5,057        3.3%
Wireless Telecommunications
   Services ......................        J2            4,904        3.2%
Diversified Financials ...........        JQ            4,767        3.1%
Electric Utilities ...............        J3            4,657        3.0%
Automobiles ......................        BV            4,628        3.0%
Media ............................        JA            3,668        2.4%
Food Products ....................        JH            3,404        2.2%
Industrial Conglomerates .........        BL            2,834        1.8%
Food & Drug Retailing ............        JF            2,797        1.8%
Communications Equipment .........        JW            2,742        1.8%
Beverages ........................        JG            2,557        1.6%
Real Estate Investment Trust .....        JS            2,380        1.5%
Hotels Restaurants & Leisure .....        BZ            2,077        1.3%
Commercial Services &
   Supplies ......................        BO            1,843        1.2%
Semiconductor Equipment &
   Products ......................        J0            1,810        1.2%
Household Durables ...............        BW         $  1,795        1.2%
Road & Rail ......................        BS            1,631        1.0%
Machinery ........................        BM            1,625        1.0%
Multiline Retail .................        JD            1,430        0.9%
Construction Materials ...........        BD            1,327        0.9%
Specialty Retail .................        JE            1,326        0.9%
Health Care Equipment &
   Supplies ......................        JL            1,288        0.8%
Electrical Equipment .............        BK            1,168        0.8%
Tobacco ..........................        JI            1,139        0.7%
Personal Products ................        JK            1,126        0.7%
Computers & Peripherals ..........        JX            1,095        0.7%
Paper & Forest Products ..........        BG            1,043        0.7%
Gas Utilities ....................        J4            1,003        0.6%
Software .........................        JV            1,002        0.6%
Auto Components ..................        BU              953        0.6%
Office Electronics ...............        JZ              902        0.6%
Textiles & Apparel ...............        BY              893        0.6%
Construction & Engineering .......        BJ              825        0.5%
Marine ...........................        BR              765        0.5%
Multi-Utilities ..................        J5              739        0.5%
Building Products ................        BI              717        0.5%
Aerospace & Defense ..............        BH              690        0.4%
IT Consulting & Services .........        JU              606        0.4%
Air Freight & Couriers ...........        BP              518        0.3%
Leisure Equipment & Products .....        BX              513        0.3%
Transportation Infrastructure ....        BT              487        0.3%
Household Products ...............        JJ              460        0.3%
Trading Companies &
   Distributors ..................        BN              387        0.2%
Real Estate Operations ...........        JS              336        0.2%
Internet & Catalog Retail ........        JC              262        0.2%
Airlines .........................        BQ              245        0.2%
Health Care Providers &
   Services ......................        JM              225        0.1%
Real Estate Development ..........        JS              191        0.1%
Internet Software & Services .....        JT              190        0.1%
Containers & Packaging ...........        BE              139        0.1%
Biotechnology ....................        JN              111        0.1%
Water Utilities ..................        J6              110        0.1%
Finance ..........................        FB               97        0.1%
Distributors .....................        JB               80        0.0%
Energy Equipment & Services ......        BA               57        0.0%
                                                     --------      -----
                                                     $155,130      100.0%
                                                     ========      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock International Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $ 29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04     $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Securities lending: The Fund has entered into an agreement with State Street Bank and Trust Company ("SSBT") to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $8,172                     $8,571

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were as follows:

                                 Open                 Expiration    Unrealized
                               Contracts   Position      Month     Appreciation
                               ---------   --------   ----------   ------------
CAC 40 10 Euro Index Futures      10         Long      March 04         $ 7
DAX Index Futures                  3         Long      March 04          14
Nikkei 225 Index Futures          13         Long      March 04          29
FTSE 100 Index Futures            16         Long      March 04          29
                                                                        ---
                                                                        $79
                                                                        ===

     At December 31, 2003, the Fund had deposited $525 in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     As of December 31, 2003, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
                     Covered by Contract   Expiration Month   (Depreciation)
                     -------------------   ----------------   --------------
Currency Purchased
Euro                          907              March 04            $ 21
Pound Sterling              1,646              March 04              49
Japanese Yen                  914              March 04               4
                                                                   ----
                                                                   $ 74
                                                                   ====
Currency Sold
Euro                          115              March 04            $ (3)
Pound Sterling                441              March 04              (8)
Japanese Yen                  248              March 04            $ (1)
                                                                   ----
                                                                   $(12)
                                                                   ====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $6,989, $7,680 and $7,444 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $337. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $100 Million and    Excess Over
First $100 Million     $200 Million     $200 Million
------------------   ----------------   ------------
      0.18%                0.15%            0.11%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $188 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $61,005           $44,067

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $155,390       $23,775       $(11,984)        $11,791

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $22,113          $11,791

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $3,685                   $--                   $479
2002          2,052                    --                     --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                           Positions Held                Principal Occupation(s)
Name, Address and Age                        With Trust                   During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Elizabeth G. Cook (age 66)                     Trustee             Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                   Farber Cancer Institute; President,
Trust I                                                            The Advertising Club of Greater
John Hancock Place                                                 Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                      Trustee             Executive Director, Massachusetts
c/o John Hancock Variable Series                                   Council of Churches
Trust I
John Hancock Place
Boston, 02117 Massachusetts

Robert Verdonck (age 58)                       Trustee             President and Chief
c/o John Hancock Variable Series                                   Executive Officer, East Boston
Trust I                                                            Savings Bank
John Hancock Place
Boston, 02117 Massachusetts

Hassell H. McClellan (age 58)                  Trustee             Associate Professor and Graduate
c/o John Hancock Variable Series                                   Dean, The Graduate School of the
Trust I                                                            Wallace G. Carroll School of
John Hancock Place                                                 Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                            Positions Held              Principal Occupation(s)
Name, Address and Age                         With Trust                During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)            Chairman and Trustee      Senior Vice President, Product
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice Chairman,
                                                                   President & Director, John Hancock
                                                                   Variable Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                           Positions Held                 Principal Occupation(s)
Name, Address and Age                        With Trust                    During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Kathleen F. Driscoll* (age 47)         Vice Chairman, President    Senior Vice President, Signator
John Hancock Place                           and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice President
                                                                   Corporate Communications, John
                                                                   Hancock Life Insurance Company

Jude A. Curtis (age 45)                  Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                 Compliance Officer, John Hancock
Boston, Massachusetts 02117                                        Life Insurance Company; formerly
                                                                   Second Vice President and Counsel,
                                                                   Office of Business Conduct; John
                                                                   Hancock Life Insurance Company;
                                                                   formerly a Partner at Hale and Dorr
                                                                   LLP (law firm)

Janet Wang (age 35)                 Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer             Director of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)                Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                    Secretary            Director, Product & Market
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company

Arnold R. Bergman (age 53)               Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                 John Hancock Life Insurance
Boston, Massachusetts 02117                                        company; formerly Vice President,
                                                                   General Counsel and Secretary, First
                                                                   Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Index Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004